UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 8, 2024
(Date of earliest event reported)

Columbia Banking System, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street
Tacoma, Washington 98402-2156
(address of Principal Executive Offices)(Zip Code)

(253) 305-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ☐ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2024 Equity Incentive Plan

The board of directors (the “Board”) of Columbia Banking System, Inc. (the “Company”) previously approved, subject to shareholder approval, the Company’s 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”). At the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”), the Company’s shareholders approved the 2024 Equity Incentive Plan, which became effective on May 8, 2024 upon such approval. The 2024 Equity Incentive Plan will replace the Company’s 2018 Equity Incentive Plan (the “2018 Plan”). The terms and conditions of awards granted under the 2018 Plan will not be affected by the adoption or approval of the 2024 Equity Incentive Plan, and the 2018 Plan will remain effective with respect to such awards.

The material terms of the 2024 Equity Incentive Plan are described in “Proposal 3 – 2024 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission (the “Commission”) on March 27, 2024, which description is incorporated herein by reference.

The form of restricted stock award agreement, form of restricted stock unit agreement, form of performance stock unit agreement-ROTCE and form of performance stock unit agreement-TSR for use with the 2024 Equity Incentive Plan set forth the standard terms and conditions that apply to grants of these types of awards pursuant to the 2024 Equity Incentive Plan, although awards may be granted under the 2024 Equity Incentive Plan that deviate from these standard terms and conditions.

The foregoing descriptions of the 2024 Equity Incentive Plan and the forms of award agreements thereunder are qualified in their entirety by reference to the text of the 2024 Equity Incentive Plan and the forms of award agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K.

Amendment to Amended and Restated Employee Stock Purchase Plan

The Board of the Company previously approved, subject to shareholder approval, an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan (the “ESPP Amendment”), pursuant to which the number of shares of the Company’s common stock, no par value, authorized for issuance under the Company’s Amended and Restated Employee Stock Purchase Plan will be increased by 850,000 shares. At the 2024 Annual Meeting, the Company’s shareholders approved the ESPP Amendment, which became effective on May 8, 2024 upon such approval.

The material terms of the ESPP Amendment are described in “Proposal 4 – Amendment to Amended and Restated Employee Stock Purchase Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Commission on March 27, 2024, which description is incorporated herein by reference.

The foregoing description of the ESPP Amendment is qualified in its entirety by reference to the text of the ESPP Amendment, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2024, the Company held the 2024 Annual Meeting. There were 209,311,089 shares outstanding and entitled to vote at the 2024 Annual Meeting; of those shares 187,193,066 were present in person or by proxy. The following matters were voted upon at the 2024 Annual Meeting:

1.The election of fourteen directors to serve on the Board until the 2025 Annual Meeting or until their successors have been elected and have qualified;
2.An advisory (non-binding) resolution to approve the compensation of the Company's named executive officers;
3.A resolution to approve the 2024 Equity Incentive Plan;
4.A resolution to approve the ESPP Amendment; and
5.An advisory (non-binding) resolution to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

The following is a summary of the voting results for the matters voted upon by the shareholders.

1. Election of Directors

Director's Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Cort L. O'Haver	167,921,051	4,610,270	188,995	14,472,750
Craig D. Eerkes	170,333,474	2,216,707	170,135	14,472,750
Mark A. Finkelstein	165,471,486	7,082,068	166,762	14,472,750
Eric S. Forrest	169,862,712	2,689,725	167,879	14,472,750
Peggy Y. Fowler	164,630,758	7,917,420	172,138	14,472,750
Randal L. Lund	170,538,451	2,016,004	165,861	14,472,750
Luis F. Machuca	165,335,549	7,204,680	180,087	14,472,750
S. Mae Fujita Numata	167,872,386	4,668,526	179,404	14,472,750
Maria M. Pope	165,751,326	6,779,795	189,195	14,472,750
John F. Schultz	165,660,325	6,851,320	208,671	14,472,750
Elizabeth W. Seaton	165,400,619	7,146,941	172,756	14,472,750
Clint E. Stein	169,931,577	2,630,362	158,377	14,472,750
Hilliard C. Terry, III	169,974,908	2,541,729	203,679	14,472,750
Anddria Varnado	165,963,996	6,558,437	197,883	14,472,750

2. Advisory (non-binding) Approval of Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,782,063	77,482,208	456,045	14,472,750

3. Approval of the 2024 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,299,944	11,074,979	345,393	14,472,750
4. Approval of the ESPP Amendment

Votes For	Votes Against	Abstentions	Broker Non-Votes
171,373,969	1,071,352	274,995	14,472,750
5. Advisory (non-binding) Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,585,732	452,801	154,533	—

Item 9.01	Financial Statements and Exhibits.
(d)	EXHIBITS
10.1 2024 Equity Incentive Plan
10.2 Form of Restricted Stock Award Agreement under the 2024 Equity Incentive Plan
10.3 Form of Restricted Stock Unit Agreement under 2024 Equity Incentive Plan
10.4 Form of Performance Stock Unit Agreement-ROTCE under the 2024 Equity Incentive Plan
10.5 Form of Performance Stock Unit Agreement-TSR under the 2024 Equity Incentive Plan
10.6 Second Amendment to the Amended and Restated Employee Stock Purchase Plan
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC. (Registrant)
Dated: May 8, 2024	By:/s/ Kumi Yamamoto Baruffi Kumi Yamamoto Baruffi General Counsel